September 17, 2001

                        SUPPLEMENT TO THE PROSPECTUS FOR

                           PIONEER CASH RESERVES FUND

                                DATED MAY 1, 2001

The following replaces the section entitled "Other policies". This supplement supercedes the prospectus supplement dated September 13, 2001.

SHAREOWNER ACCOUNT POLICIES

OTHER POLICIES

The fund may suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when an emergency exists that makes it impracticable for the fund to sell or value its portfolio securities or with the permission of the Securities and Exchange Commission.

The fund or the distributor may revise, suspend or terminate the account options and services available to shareowners at any time.

The fund reserves the right to redeem in kind by delivering portfolio securities to a redeeming shareowner, provided that the fund must pay redemptions in cash if a shareowner's aggregate redemptions in a 90-day period are less than $250,000 or 1% of the fund's net assets.